                      Renewal of Distributorship Agreement


Samsung Electronics Co., Ltd., and Atlantic Components Ltd., hereby agree to renew the Distributorship Agreement, which was duly signed on March 1, 2002 hereunder set forth.



1. This Agreement is effective from 1st day of March 2003 and shall continue to expire on the 29th day of February 2004 unless terminated earlier pursuant to this Agreement.

2. The Appendix "C", as enclosure 1, shall supersede the previous Appendix "C" duly signed on 1st day of March 2002.

3. The payee is as follows:

Attention: Ms Yau
Account number: 024-235-082161-201(USD)
Bank name: Hang Seng Bank Ltd.
Bank Address: P18, Telford Gardens, Kowloon Bay, Kowloon, Hong Kong

4. The other terms and conditions under this Agreement shall comply with the Distributorship Agreement which was duly signed on 1st March 2002.

SAMSUNG                                        DISTRIBUTOR

  /s/ Chan Hyoung Park                     /s/ Alan Yang
----------------------------            ----------------------------
Mr. Chan Hyoung Park                           Mr. Alan Yng
Senior Manager                                 Managing Director
Date                                           Date

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                                   APPENDIX C
                                   ----------

                                  COMPENSATION


The amount of commission shall be calculated on the base of total invoice amount value of each month which SAMSUNG issues, but BGD will not be applicable for Commission.

a)   In case that the buyer on L/C is DISTRIBUTOR,

     Samsung RECOGNIZES THE products as defined below will be resold and in this case the commission rates are as follows:






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     b) In the case that the buyer on L/C is not DISTRIBUTOR but the customer solicited by DISTRIBUTOR, DISTRIBUTOR will be deserved commission at SAMSUNG's own discretion and the rates are as follows. (In case of Samsung System LSI product, the buyer on L/C should be END-CUSTOMER)





















     c) For Samsung System LSI product only, in case that the buyer on L/C is DISTRIBUTOR and "Third Party" was outsourced for development activity, DISTRIBUTOR will be deserved commission at SAMSUNG's own discretion and the rates are as follows:

                   [Commission table intentionally deleted]*



* Confidential treatment requested.